SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the registrant |X|

Filed by a party other than the registrant | |

Check the appropriate box:

| | Preliminary proxy statement.             | | Confidential for use of
                                                 the commission only (as
|X| Definitive proxy statement.                  permitted by Rule 14a-6(e)(2)).

| | Definitive additional materials.

| | Soliciting material pursuant to Rule 14a-12.


                       RICK'S CABARET INTERNATIONAL, INC.
                (Name of Registrant as Specified in Its Charter)


Payment of filing fee: (check the appropriate box):

|X| No fee required.

| | Fee computed on table below per Exchange Act Rule 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies: ___

(2) Aggregate number of securities to which transaction applies: ___

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ___

(4) Proposed maximum aggregate value of transaction: ___

(5) Total fee paid: ___

| | Fee paid previously with preliminary materials: ___

| | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-1(a)(2) and identify the filing for which the offsetting fee was paid previously, identify the previous filing by registration statement number, or the form or schedule and the date its filing.

(1) Amount Previously Paid: ___

(2) Form, Schedule or Registration Statement No.: ___

(3) Filing Party: ___

(4) Date Filed: ___

                       RICK'S CABARET INTERNATIONAL, INC.
                            505 NORTH BELT, SUITE 630
                              HOUSTON, TEXAS 77060

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON AUGUST 27, 2004

     The Annual Meeting of Stockholders (the "Annual Meeting") of Rick's Cabaret International, Inc. (the "Company") will be held at 410 N. Sam Houston Parkway (Beltway 8 at Imperial Valley), Houston, Texas 77060, on August 27, 2004 at 10:00 AM (CST) for the following purposes:

(1)  To elect five (5) directors.

(2)  To approve the Amendment to the 1999 Stock Option Plan.

(3) To ratify the selection of Whitley Penn as the Company's independent auditor for the fiscal year ending September 30, 2004.

(4) To act upon such other business as may properly come before the Annual Meeting.

     Only holders of common stock of record at the close of business on July 12, 2004 will be entitled to vote at the Annual Meeting or any adjournment thereof.

     You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please sign, date and return your proxy to us promptly. Your cooperation in signing and returning the proxy will help avoid further solicitation expense.

                                BY ORDER OF THE BOARD OF DIRECTORS

                                /S/ ERIC S. LANGAN
                                CHAIRMAN OF THE BOARD AND PRESIDENT

JULY 27, 2004
HOUSTON, TEXAS

                       RICK'S CABARET INTERNATIONAL, INC.
                            505 NORTH BELT, SUITE 630
                              HOUSTON, TEXAS 77060

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON AUGUST 27, 2004

     This proxy statement (the "Proxy Statement") is being furnished to stockholders (the "Stockholders") in connection with the solicitation of proxies by the Board of Directors of Rick's Cabaret International, Inc., a Texas corporation (the "Company") for their use at the Annual Meeting (the "Annual Meeting") of Stockholders of the Company to be held at 410 N. Sam Houston Parkway (Beltway 8 at Imperial Valley), Houston, Texas 77060, on August 27, 2004 at 10:00 AM (CST), and at any adjournments thereof, for the purpose of considering and voting upon the matters set forth in the accompanying Notice of Annual Meeting of Stockholders (the "Notice"). This Proxy Statement and the accompanying form of proxy (the "Proxy") are first being mailed to Stockholders on or about July 27, 2004. The cost of solicitation of proxies is being borne by the Company.

     The close of business on July 12, 2004 has been fixed as the record date for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. As of the record date, there were approximately 3,700,148 shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), issued and outstanding. The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock on the record date is necessary to constitute a quorum at the Annual Meeting. Each share is entitled to one vote on all issues requiring a Stockholder vote at the Annual Meeting. Each nominee for Director named in Proposal Number 1 must receive a majority of the votes cast in person or by proxy in order to be elected. Stockholders may not cumulate their votes for the election of Directors. The affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting is required for the ratification of Number 2 and Number 3 set forth in the accompanying Notice.

     All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Annual Meeting in accordance with the directions on the proxies. If no direction is indicated, the shares will be voted (I) FOR THE ELECTION OF THE NOMINEES NAMED HEREIN, (II) FOR THE APPROVAL OF THE AMENDMENT TO THE 1999 STOCK OPTION PLAN, AND (III) FOR THE RATIFICATION OF WHITLEY PENN AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2004. The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting. However, if any other matter is properly presented at the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on such matters.

     The enclosed Proxy, even though executed and returned, may be revoked at any time prior to the voting of the Proxy (a) by execution and submission of a revised proxy, (b) by written notice to the Secretary of the Company, or (c) by voting in person at the Annual Meeting.

       ___________________________________________________________________

              (1)  TO ELECT FIVE (5) DIRECTORS FOR THE ENSUING YEAR
       ___________________________________________________________________

NOMINEES FOR DIRECTORS

     The persons named in the enclosed Proxy have been selected by the Board of Directors to serve as proxies (the "Proxies") and will vote the shares represented by valid proxies at the Annual Meeting of Stockholders and adjournments thereof. They have indicated that, unless otherwise specified in the Proxy, they intend to elect as Directors the nominees listed below. Each duly elected Director will hold office until his successor shall have been elected and qualified.

     Unless otherwise instructed or unless authority to vote is withheld, the enclosed Proxy will be voted for the election of the nominees listed below. Although the Board of Directors of the Company does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed Proxy will vote for the election of such other person(s) as may be nominated by the Board of Directors.

     The Board of Directors unanimously recommends a vote FOR the election of each of the nominees listed below. All of the nominees are presently our directors.

     Eric S. Langan, age 36, has been a Director of the Company since 1998 and the President of the Company since March 1999. Mr. Langan is also the Acting Chief Financial Officer of the Company. He has been involved in the adult entertainment business since 1989. Mr. Langan currently serves as a Director of Taurus Entertainment Companies, Inc., which was a public subsidiary of the Company until June 2003. From January 1997 through the present, he has held the position of President with X.T.C. Cabaret, Inc. From November 1992 until January 1997, Mr. Langan was the President of Bathing Beauties, Inc. Since 1989, Mr. Langan has exercised managerial control over the grand openings and operations of more than twelve adult entertainment businesses. Through these activities, Mr. Langan has acquired the knowledge and skills necessary to successfully operate adult entertainment businesses.

     Robert L. Watters, age 53, has been a director of the Company since 1986. Mr. Watters was president and chief executive officer of the Company from 1991 until March 1999. He was also a founder in 1989 and operator until 1993 of the Colorado Bar & Grill, an adult cabaret located in Houston, Texas and in 1988 performed site selection, negotiated the property purchase and oversaw the design and permitting for the cabaret that became the Cabaret Royale, in Dallas, Texas. Mr. Watters practiced law as a solicitor in London, England and is qualified to practice law in New York state. Mr. Watters worked in the international tax group of the accounting firm of Touche, Ross & Co. (now succeeded by Deloitte & Touche) from 1979 to 1983 and was engaged in the private practice of law in Houston, Texas from 1983 to 1986, when he became involved in the full-time management of the Company. Mr. Watters graduated from the London School of Economics and Political Science, University of London, in 1973 with a Bachelor of Laws (Honours) degree and in 1975 with a Master of Laws degree from Osgoode Hall Law School, York University. Since 1999, Mr. Watters has operated a cabaret in New Orleans.

     Alan Bergstrom, age 59, has been a director of the Company since 1999. Since 1997, Mr. Bergstrom has been the Chief Operating Officer of Eagle Securities which is an investment consulting firm. Mr. Bergstrom is also a registered stockbroker with Choice Investments, Inc. From 1991 until 1997, Mr. Bergstrom was a vice president--investments with Principal Financial Securities, Inc. Mr. Bergstrom holds a B.B.A. Degree in Finance (1967) from the University of Texas.

     Travis Reese, age 34, has been a director of the Company since 1999 and is the Company's Director of Technology. From 1997 through 1999, Mr. Reese was a senior network administrator at St. Vincent's Hospital in Santa Fe, New Mexico. During 1997, Mr. Reese was a computer systems engineer with Deloitte & Touche. From 1995 until 1997, Mr. Reese was a vice-president with Digital Publishing Resources, Inc., an Internet Service Provider. From 1994 until 1995, Mr. Reese was a pilot with Continental Airlines. From 1992 until 1994, Mr. Reese was a pilot with Hang On, Inc., an airline company. Mr. Reese has an Associates Degree in Aeronautical Science from Texas State Technical College.

     Steven L. Jenkins, age 47, has been a director of the Company since 2001. Mr. Jenkins has been a certified public accountant with Pringle Jenkins & Associates, P.C., located in Houston, Texas. Mr. Jenkins is the President and owner of Pringle Jenkins & Associates, P.C. Mr. Jenkins has a BBA Degree (1979) from Texas A&M University. Mr. Jenkins is a member of the AICPA and the TSCPA.

OUR DIRECTORS AND EXECUTIVE OFFICERS

     Our Directors are elected annually and hold office until the next annual meeting of our stockholders or until their successors are elected and qualified. Officers are elected annually and serve at the discretion of the Board of Directors. There is no family relationship between or among any of our directors and executive officers. Our Board of Directors consists of five persons.

----------------------------------------------------------
NAME               AGE               POSITION
-----------------  ---  ----------------------------------
                        Director, CEO, President and Chief
Eric S. Langan      36  Financial Officer
-----------------  ---  ----------------------------------
                        Director and V.P.-Director of
Travis Reese        34  Technology
-----------------  ---  ----------------------------------
Robert L. Watters   53  Director
-----------------  ---  ----------------------------------
Alan Bergstrom      59  Director
-----------------  ---  ----------------------------------
Steven L. Jenkins   47  Director
----------------------------------------------------------

OUR OFFICERS

     In addition to being Directors, Eric S. Langan is also our CEO, President and Acting Chief Financial Officer, and Travis Reese is also our VP--Director of Technology.

RELATED TRANSACTIONS

     Our Board of Directors has adopted a policy that our business affairs will be conducted in all respects by standards applicable to publicly held corporations and that we will not enter into any future transactions and/or loans between us and our officers, directors and 5% shareholders unless the terms are no less favorable than could be obtained from independent, third parties and will be approved by a majority of our independent and disinterested directors. In our view, all of the transactions described below meet this standard.

     In May 2002, we loaned $100,000 to Eric Langan who is our Chief Executive Officer. The promissory note is unsecured, bears interest at 11% and is amortized over a period of ten years. The note contains a provision that in the event Mr. Langan leaves the Company for any reason, the note immediately becomes due and payable in full. The balance of the note was $92,626 as of September 30, 2003 and is included in other assets in our balance sheet.

INFORMATION CONCERNING THE BOARD OF DIRECTORS AND ITS COMMITTEES

     We have no compensation committee. Decisions concerning executive officer compensation for 2004 were made by the full Board of Directors. Eric S. Langan and Travis Reese are the only directors of the Company who are also officers of the Company.

     The Company has an Audit Committee whose members are Robert L. Watters, Alan Bergstrom and Steven L. Jenkins. Mr. Watters was our President until March 1999, and has not been an officer or employee since March 1999. Mr. Watters, Mr. Bergstrom and Mr. Jenkins are independent Directors. The primary purpose of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board of Directors. The Audit Committee meets privately with our Chief Accounting Officer and with our independent public accountants and evaluates the responses by the Chief Accounting Officer both to the facts presented and to the judgments made by our outside independent accountants. Our Audit Committee has reviewed and discussed our audited financial statements for the year ended September 30, 2002 with our management.

     In May 2000, our Board adopted a Charter for the Audit Committee. The Charter establishes the independence of our Audit Committee and sets forth the scope of the Audit Committee's duties. The Purpose of the Audit Committee is to conduct continuing oversight of our financial affairs. The Audit Committee conducts an ongoing review of our financial reports and other financial information prior to their being filed with the Securities and Exchange
Commission, or otherwise provided to the public. The Audit Committee also reviews our systems, methods and procedures of internal controls in the areas of: financial reporting, audits, treasury operations, corporate finance, managerial, financial and SEC accounting, compliance with law, and ethical conduct. A majority of the members of the Audit Committee will be independent. The Audit Committee is objective, and reviews and assesses the work of our independent accountants and our internal audit department.

     The Audit Committee reviewed and discussed the matters required by SAS 61 and our audited financial statements for the fiscal year ended September 30, 2003 with management and our independent auditors. The Audit Committee has received the written disclosures and the letter from our independent accountants required by Independence Standards Board No. 1, and the Audit Committee has discussed with the independent accountant the independent accountant's independence. The Audit Committee recommended to the Board of Directors that the Company's audited financial statements for the fiscal year September 30, 2003 be included in our Annual Report on Form 10-KSB for the fiscal year ended September 30, 2003.

     The Company has a Nominating Committee whose members are Robert L. Watters, Alan Bergstrom and Steven L. Jenkins. In July 2004, the Board unanimously adopted a Charter with regard to the process to be used for identifying and evaluating nominees for director. The Charter establishes the independence of our Nominating Committee and sets forth the scope of the Nominating Committee's duties. A majority of the members of the Nominating Committee will be independent. A copy of the Nominating Committee's Charter can be found on the Company's website at www.ricks.com.
                        -------------

     The Board of Directors held six meetings during the fiscal year ended September 30, 2003, two of which were held by unanimous written consent. The Audit Committee held four meetings during the fiscal year ended September 30, 2003. All of our Directors attended at least 75% of our Board meetings. All of our Audit Committee members attended at least 75% of our Audit Committee meetings.

     There is no family relationship between or among any of the directors and executive officers of the Company.

DIRECTOR COMPENSATION

     We do not currently pay any cash directors' fees, but we pay the expenses of our directors in attending board meetings. In September 2003, we issued 10,000 options to each Director who is a member of our audit committee and 5,000 options to our other Directors. These options have a strike price of $1.40 per share and expire in September 2008.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own beneficially more than ten percent of our common stock, to file reports of ownership and changes of ownership with the Securities and Exchange Commission. Based solely on the reports we have received and on written representations from certain reporting persons, we believe that the directors, executive officers, and greater than ten percent beneficial owners have complied with all applicable filing requirements.

EXECUTIVE COMPENSATION

     The following table reflects all forms of compensation for services to us for the fiscal years ended September 30, 2003, 2002 and 2001 certain executive officers. No other executive officer of ours received compensation that exceeded $100,000 during fiscal 2003.

                                       SUMMARY COMPENSATION TABLE
                                       --------------------------

                                                                Long-Term Compensation
                  Annual Compensation                            Awards      Payouts
-------------------------------------------------------------------------------------------------------------
                                                    Other      Restricted   Securities                All
                                                   Annual         Stock     Underlying     LTIP      Other
Name and                   Salary               Compensation     Awards      Options/    Payouts     Compen
Principal Position  Year     ($)     Bonus ($)     ($)(1)          ($)       SARs (#)      ($)     sation ($)
------------------  ----  ---------  ---------  -------------  -----------  -----------  --------  ----------
Eric Langan         2003  $ 260,000        -0-           -0-           -0-        5,000       -0-         -0-
------------------  ----  ---------  ---------  -------------  -----------  -----------  --------  ----------
                    2002  $ 260,000        -0-           -0-           -0-          -0-       -0-         -0-
------------------  ----  ---------  ---------  -------------  -----------  -----------  --------  ----------
                    2001  $ 239,600        -0-           -0-           -0-        5,000       -0-         -0-
------------------  ----  ---------  ---------  -------------  -----------  -----------  --------  ----------
Travis Reese        2003  $ 158,855        -0-           -0-           -0-        5,000       -0-         -0-
------------------  ----  ---------  ---------  -------------  -----------  -----------  --------  ----------
                    2002  $ 137,500        -0-           -0-           -0-          -0-       -0-         -0-
------------------  ----  ---------  ---------  -------------  -----------  -----------  --------  ----------
                    2001  $ 102,000        -0-           -0-           -0-        5,000       -0-         -0-
-------------------------------------------------------------------------------------------------------------

(1)     We  provide  certain  executive  officers  certain  personal  benefits.  Since  the  value  of  such benefits  do  not  exceed  the  lesser  of  $50,000  or  10% of annual compensation, the amounts are omitted.

     Mr.  Langan  is  Chairman, a Director, President and Acting Chief Financial
Officer.   Mr.  Reese  is  Director  and  V.P.-Director  of  Technology.

                         OPTION/SAR GRANTS IN LAST FISCAL YEAR
                         -------------------------------------
                                  (INDIVIDUAL GRANTS)
--------------------------------------------------------------------------------------
                Number of      Percent of Total
               Securities        Options/SARs
               Underlying         Granted to
              Options/SARS   Employees in Fiscal    Exercise of Base
Name           Granted (#)         Year (%)           Price ($/Sh)     Expiration Date
------------  -------------  --------------------  ------------------  ---------------

Eric Langan       5,000 (1)  N/A                   $             1.40        9/10/2008
------------  -------------  --------------------  ------------------  ---------------
Travis Reese      5,000 (1)  N/A                   $             1.40        9/10/2008
--------------------------------------------------------------------------------------

(1)  These  options  were  granted  to  Messrs.  Langan and Reese for serving in their capacity as Directors.  There were no exercises of options by these persons during the fiscal  year  ended  September  30,  2003.

                              AGGREGATED OPTION/SAR EXERCISES IN
                        LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES
                        ---------------------------------------------

---------------------------------------------------------------------------------------------
                                                        Number of
                                                       Unexercised      Value of Unexercised
                                                        Underlying          In-The-Money
                                                    Options/SARs at FY   Options/SARs at FY
                                                         end (#);             end ($);
              Shares Acquired                          Exercisable/         Exercisable/
Name          on Exercise (#)   Value Realized ($)    Unexercisable         Unexercisable
------------  ----------------  ------------------  ------------------  ---------------------
Eric Langan            -0- (1)                 -0-       200,000 / -0-  $         1,750 / -0-
------------  ----------------  ------------------  ------------------  ---------------------
Travis Reese           -0- (1)                 -0-        50,000 / -0-  $         1,750 / -0-
---------------------------------------------------------------------------------------------

(1)  These persons did not exercise of options during the fiscal year ended September 30, 2003.

EMPLOYEE STOCK OPTION PLANS

     While we have been successful in attracting and retaining qualified personnel, we believe that our future success will depend in part on our continued ability to attract and retain highly qualified personnel. We pay wages and salaries that we believe are competitive. We also believe that equity ownership is an important factor in our ability to attract and retain skilled personnel. We have adopted Stock Option Plans for employee and directors. The purpose of the Plans is to further our interests, our subsidiaries and our stockholders by providing incentives in the form of stock options to key employees and directors who contribute materially to our success and profitability. The grants recognize and reward outstanding individual performances and contributions and will give such persons a proprietary interest in the Company, thus enhancing their personal interest in our continued success and progress. The Plans also assist the Company and our subsidiaries in attracting and retaining key employees and directors. The Plans are administered by the Board of Directors. The Board of Directors has the exclusive power to select the participants in the Plans, to establish the terms of the options granted to each participant, provided that all options granted shall be granted at an exercise price equal to at least 85% of the fair market value of the common stock covered by the option on the grant date and to make all determinations necessary or advisable under the Plans.

     In 1995 we adopted the 1995 Stock Option Plan. A total of 300,000 shares may be granted and sold under the 1995 Plan. As of September 30, 2001, a total of 167,500 stock options had been granted and are outstanding under the Plan, none of which have been exercised. We do not plan to issue any additional options under the 1995 Plan.

     In August 1999, we adopted the 1999 Stock Option Plan (the "Plan"). Under the Plan, a total of 500,000 shares may be optioned and sold. As of September 30, 2003, a total of 423,000 stock options had been granted and are outstanding under the Plan, none of which have been exercised. As further discussed in Item 2 of this Proxy Statement, the Amendment to the Plan (attached hereto as Exhibit "A") provides for the increase in the number of shares that may be optioned and sold under the Plan from 500,000 to 1,000,000. This increase in the number of shares from 500,000 to 1,000,000 is the only proposed change to the Plan; all other terms of the Plan remain unchanged.

EQUITY COMPENSATION PLAN INFORMATION(1)

================================================================================================================================
                                                                                                      NUMBER OF SECURITIES
                                                                                                    REMAINING AVAILABLE FOR
                                 NUMBER OF SECURITIES TO BE                                       FUTURE ISSUANCE UNDER EQUITY
                                  ISSUED UPON EXERCISE OF         WEIGHTED-AVERAGE EXERCISE            COMPENSATION PLANS
                               OUTSTANDING OPTIONS, WARRANTS    PRICE OF OUTSTANDING OPTIONS,   (EXCLUDING SECURITIES REFLECTED
                                         AND RIGHTS                  WARRANTS AND RIGHTS                 IN COLUMN (A))

PLAN CATEGORY                               (a)                              (b)                              (c)
=============================  ==============================  ===============================  ================================
Equity compensation plans
approved by security holders                          423,000  $                          2.44                            77,000
=============================  ==============================  ===============================  ================================
Equity compensation plans not
approved by security holders                           75,000  $                          1.87                           225,000
=============================  ==============================  ===============================  ================================
TOTAL                                                 498,000  $                          2.35                           302,000
================================================================================================================================

(1)  As of September 30, 2003.


EMPLOYMENT AGREEMENTS

     We have a one-year employment agreement with Eric S. Langan (the "Langan Agreement"). The Langan Agreement extends through April 1, 2005 and provides for an annual base salary of $325,000. The Langan Agreement also provides for participation in all benefit plans maintained by us for salaried employees. The Langan Agreement contains a confidentiality provision and an agreement by Mr. Langan not to compete with us upon the expiration of the Langan Agreement. We have not established long term incentive plans or defined benefit or actuarial plans. Under the Langan Agreement, Mr. Langan received options to purchase 75,000 shares at an exercise price of $2.20 per share, which are fully vested in and expire on December 31, 2009. Under a prior employment agreement, Mr. Langan received options to purchase 125,000 shares at an exercise price of $1.87 per share, which vested in August 1999.

     We have a three-year employment agreement with Travis Reese (the "Reese Agreement"). The Reese Agreement extends through February 1, 2007 and provides for an annual base salary of $175,000. The Reese Agreement also provides for participation in all benefit plans maintained by us for salaried employees. The Reese Agreement contains a confidentiality provision and an agreement by Mr. Reese not to compete with us upon the expiration of the Reese Agreement. We have not established long term incentive plans or defined benefit or actuarial plans.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information at July 12, 2004, with respect to the beneficial ownership of shares of Common Stock by (i) each person known to us who owns beneficially more than 5% of the outstanding shares of Common Stock, (ii) each of our directors, (iii) each of our executive officers and (iv) all of our executive officers and directors as a group. Unless otherwise indicated, each stockholder has sole voting and investment power with respect to the shares shown. As of July 12, 2004, there were 3,700,148 share of common stock outstanding.

--------------------------------------------------------------------------------
                                                                     PERCENT OF
NAME/ADDRESS                      NUMBER OF SHARES   TITLE OF CLASS   CLASS (8)
--------------------------------  -----------------  --------------  -----------
Eric S. Langan
505 North Belt, Suite 630
Houston, Texas 77060                  1,021,200 (1)  Common stock          26.1%
--------------------------------  -----------------  --------------  -----------
Robert L. Watters
315 Bourbon Street
New Orleans, Louisiana 70130             35,000 (2)  Common stock           0.9%
--------------------------------  -----------------  --------------  -----------
Steven L. Jenkins
16815 Royal Crest Drive
Suite 160
Houston, Texas 77058                     20,000 (3)  Common stock           0.5%
--------------------------------  -----------------  --------------  -----------
Travis Reese
505 North Belt, Suite 630
Houston, Texas 77060                     55,405 (4)  Common stock           1.4%
--------------------------------  -----------------  --------------  -----------
Alan Bergstrom
707 Rio Grande, Suite 200
Austin, Texas 78701                      35,000 (2)  Common stock           0.9%
--------------------------------  -----------------  --------------  -----------
E. S. Langan. L.P.
505 North Belt, Suite 630
Houston, Texas 77060                       578,632   Common stock          15.6%
--------------------------------  -----------------  --------------  -----------
Ralph McElroy
1211 Choquette
Austin, Texas, 78757                     817,147(5)  Common stock          21.4%
--------------------------------  -----------------  --------------  -----------
William Friedrichs
16815 Royal Crest Dr., Suite 260
Houston, Texas 77058                     401,850(6)  Common stock          10.8%
--------------------------------  -----------------  --------------  -----------
All of our Directors and
Officers as a
Group of five persons                 1,166,605 (7)  Common stock          28.8%
--------------------------------------------------------------------------------

_______________________________

(1) Mr. Langan has sole voting and investment power for 242,568 shares that he owns directly. Mr. Langan has shared voting and investment power for 578,632 shares that he owns indirectly through E. S. Langan, L.P. Mr. Langan is the general partner of E. S. Langan, L.P. This amount also includes options to purchase up to 200,000 shares of common stock that are presently exercisable.

(2) Includes options to purchase up to 25,000 shares of common stock that are presently exercisable.

(3) Includes options to purchase up to 10,000 shares of common stock that are presently exercisable.

(4) Includes options to purchase up to 45,000 shares of common stock that are presently exercisable.

(5) Includes 66,545 shares of common stock that would be issuable upon conversion of a convertible debenture held by Mr. McElroy. Also includes 52,135 shares of common stock that would be issuable upon conversion of a convertible promissory note held by Mr. McElroy.

(6) Includes 170,000 shares owned by WMF Investments, Inc. Mr. Friedrichs is a control person of WMF Investments, Inc.


                                       12

(7) Includes options to purchase up to 350,000 shares of common stock that are presently exercisable.

(8) These percentages exclude treasury shares in the calculation of percentage of class.

     We are not aware of any arrangements that could result in a change of control.

       ___________________________________________________________________

                                       (2)
                         AMENDMENT TO STOCK OPTION PLAN
       ___________________________________________________________________

     The Board of Directors unanimously recommends a vote FOR the approval of the Amendment to the 1999 Stock Option Plan (the "Amendment"). The Amendment provides for the increase in the number of shares that may be optioned and sold under the Plan from 500,000 to 1,000,000. This increase in the number of shares from 500,000 to 1,000,000 is the only proposed change to the Plan; all other terms of the Plan remain unchanged. The Amendment will become effective upon shareholder approval. The affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting is required for the approval of Proposal 2. Shareholder approval will make the Plan a tax-qualified plan. The Amendment is attached hereto as Attachment "A."

AMENDMENT TO 1999 STOCK OPTION PLAN

     Pursuant to Section 16 of the Plan, the Board of Directors adopted the Amendment for eligible employees and non-employee consultants of the Company and its subsidiaries to increase the number of shares that may be optioned and sold under the Plan from 500,000 to 1,000,000 on May 13, 2004. The purpose of the Plan is to further our interests, our subsidiaries and our stockholders by providing incentives in the form of stock options to key employees and non-employee consultants who contribute materially to our success and profitability. The grants recognize and reward outstanding individual performances and contributions and will give such persons a proprietary interest in us, thus enhancing their personal interest in our continued success and progress. The Amendment also assists us and our subsidiaries in attracting and retaining key employees and non-employee consultants.

     The  following  sets  forth  certain  terms  and  conditions  of  the Plan.

1.   ADMINISTRATION.
     --------------

     (a) This Plan will be administered by the Committee (as defined in the Plan). A majority of the full Committee constitutes a quorum for purposes of administering the Plan, and all determinations of the Committee shall be made by a majority of the members present at a meeting at which a quorum is present or by the unanimous written consent of the Committee.

     (b) If no Committee has been appointed, members of the Board may vote on any matters affecting the administration of the Plan or the grant of any Option pursuant to the Plan, except that no such member shall act on the granting of an Option to himself, but such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting of Options to him.

     Subject to the terms of this Plan, the Committee has the sole and exclusive power to:

          (i)  select  the  participants  in  this  Plan;

          (ii) establish the terms of the Options granted to each participant which may not be the same in each case;

          (iii) determine the total number of options to grant to an Optionee, which may not be the same in each case;

          (iv) fix the Option period for any Option granted which may not be the same in each case;

          (v) make all other determinations necessary or advisable under the Plan;

          (vi) determine the minimum number of shares with respect to which Options may be exercised in part at any time.

     (c) The Committee has the sole and absolute discretion to determine whether the performance of an eligible Employee warrants an award under this Plan, and to determine the amount of the award.

     (d) The Committee has full and exclusive power to construe and interpret this Plan, to prescribe and rescind rules and regulations relating to this Plan, and take all actions necessary or advisable for the Plan's administration. Any such determination made by the Committee will be final and binding on all persons.

     A member of the Committee will not be liable for performing any act or making any determination in good faith.

2.   SHARES  SUBJECT  TO  OPTION. Subject  to  the provisions of Paragraph 11 of
     ----------------------------
     the Plan, the maximum aggregate number of Shares that may be optioned and sold under the Plan shall be increased from 500,000 to 1,000,000 upon shareholder approval. Such shares may be authorized but unissued, or may be treasury shares. If an Option shall expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares that were subject to the Option shall, unless the Plan has then terminated, be available for other Options under the Plan.

3.   NONQUALIFIED  AND  INCENTIVE  STOCK  OPTIONS.  Any  Option  not intended to
     --------------------------------------------
     qualify  as an Incentive Stock Option shall be a Nonqualified Stock

     Option. Nonqualified Stock Options shall satisfy each of the requirements of the Plan. An Option intended to qualify as an Incentive Stock Option, but which does not meet all the requirements of an Incentive Stock Option shall be treated as a Nonqualified Stock Option.

    ________________________________________________________________________

                (3)      TO RATIFY THE SELECTION OF WHITLEY PENN
                      AS THE COMPANY'S INDEPENDENT AUDITOR
                           FOR THE FISCAL YEAR ENDING
                               SEPTEMBER 30, 2004
    ________________________________________________________________________

     The Board of Directors has selected Whitley Penn as the Company's independent auditor for the current fiscal year. Although not required by law or otherwise, the selection is being submitted to the Stockholders of the Company as a matter of corporate policy for their approval. The Board of Directors wishes to obtain from the Stockholders a ratification of their action in appointing their existing certified public accountant, Whitley Penn, independent auditor of the Company for the fiscal year ending September 30, 2004. Such ratification requires the affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting.

     In the event the appointment of Whitley Penn as independent auditor is not ratified by the Stockholders, the adverse vote will be considered as a direction to the Board of Directors to select other independent auditors for the fiscal year ending September 30, 2004. A representative of Whitley Penn is expected to be present at the Annual Meeting with the opportunity to make a statement if he so desires and to respond to appropriate questions. The Board of Directors unanimously recommends a vote FOR the ratification of Whitley Penn as independent auditor for fiscal year ending September 30, 2004.

The following table sets forth the approximate aggregate fees billed to us for the years ended September 30, 2003 and 2002 by Whitley Penn:

                                        2003     2002
                                       -------  -------
     Audit fees (1)                    $76,600  $39,150
     Audit-related fees (2)            $    --  $    --
     Tax Fees (3)                      $    --  $    --
     All other fees (4)                $    --  $   --_
                                       -------  -------

     Total Fees                        $76,600  $39,150

(1) Audit Fees: This category consists of fees for the audit of our annual financial statements, review of the financial statements included in our quarterly reports on Form 10-QSB and services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for those fiscal years.

(2) Audit-Related Fees: This category consists of assurance and related services by Whitely Penn that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under "Audit Fees".

(3) Tax Fees: This category consists of professional services rendered by Whitley Penn for tax compliance, tax advice and tax planning.

(4)  All  Other  Fees:  This  category  is  not  applicable  at  this  time.

AUDITOR INDEPENDENCE

     Our Audit Committee considered that the work done for us in fiscal 2003 by Whitley Penn was compatible with maintaining Whitley Penn's independence.

AUDITOR'S TIME ON TASK

     All of the work expended by Whitley Penn on our fiscal 2003 audit was attributed to work performed by Whitley Penn's full-time, permanent employees.
       ___________________________________________________________________

                                       (4)
                                  OTHER MATTERS
       ___________________________________________________________________

     The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting. However, if any other matter is properly presented at the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on such matters.

FUTURE PROPOSALS OF STOCKHOLDERS

     The deadline for stockholders to submit proposals to be considered for inclusion in the Proxy Statement for the 2004 Annual Meeting of Stockholders is January 15, 2005.

                                  BY ORDER OF THE BOARD OF DIRECTORS

                                  /S/ ERIC S. LANGAN
                                  CHAIRMAN OF THE BOARD AND PRESIDENT

JULY 27, 2004
HOUSTON, TEXAS

                                      PROXY

                       RICK'S CABARET INTERNATIONAL, INC.

                    THIS PROXY IS SOLICITED ON BEHALF OF THE
                           BOARD OF DIRECTORS FOR THE
                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON AUGUST 27, 2004

     The undersigned hereby appoints Eric S. Langan and Travis Reese, and each of them as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, to represent and to vote all shares of Common Stock of Rick's Cabaret International, Inc. held of record by the undersigned on July 12, 2004, at the Annual Meeting of Stockholders to be held on August 27,
2004, at 10:00 AM (CST) at 410 N. Sam Houston Parkway (Beltway 8 at Imperial Valley), Houston, Texas 77060, and at any adjournments thereof. Any and all proxies heretofore given are hereby revoked.

     WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN NUMBER 1 AND FOR THE RATIFICATION IN NUMBER 2 AND NUMBER 3.

1. ELECTION OF DIRECTORS OF THE COMPANY. (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH, OR OTHERWISE STRIKE, THAT NOMINEE'S NAME IN THE LIST BELOW.)

     [ ]  FOR all nominees listed            [ ]  WITHHOLD authority to
          below except as marked                  vote for all nominees
          to the contrary.                        below.

     Eric S. Langan            Robert L. Watters        Steven L. Jenkins

                 Alan Bergstrom                Travis Reese


2.   PROPOSAL TO AMEND THE 1999 STOCK OPTION PLAN.

     [ ]  FOR               [ ]  AGAINST          [ ]  ABSTAIN


3. PROPOSAL TO RATIFY THE SELECTION OF WHITLEY PENN AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2004.

     [ ]  FOR               [ ]  AGAINST          [ ]  ABSTAIN

4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

     [ ]  FOR               [ ]  AGAINST          [ ]  ABSTAIN

     Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

NUMBER OF
SHARES OWNED

_________________                     ____________________________________
                                      SIGNATURE

                                      ____________________________________
                                      (TYPED OR PRINTED NAME)

                                      ____________________________________
                                      SIGNATURE IF HELD JOINTLY

                                      ____________________________________
                                      (TYPED OR PRINTED NAME)


                                      DATED:  ____________________________


THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED AT THE MEETING. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY.

                                   EXHIBIT "A"

                                  AMENDMENT TO
                        RICKS CABARET INTERNATIONAL, INC.
                             1999 STOCK OPTION PLAN

1.   PURPOSE.  The  purpose  of the Ricks Cabaret International, Inc. 1999 Stock
     -------
     Option Plan ("the Plan") is to promote the financial interests of the Company, its subsidiaries and its shareholders by providing incentives in the form of stock options to key employees and directors who contribute materially to the success and profitability of the Company. The grants will recognize and reward outstanding individual performances and contributions and will give such persons a proprietary interest in the Company, thus enhancing their personal interest in the Company's continued success and progress. This Plan will also assist the Company and its subsidiaries in attracting, retaining and motivating key employees and directors. The options granted under this Plan may be either Incentive Stock Options, as that term is defined in Section 422 of the Internal Revenue Code of 1986, as amended, or Nonqualified options taxed under Section 83 of the Internal Revenue Code of 1986, as amended.

     RULE  16B-3  PLAN.  The Company is subject to the reporting requirements of
     -----------------
     the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and therefore the Plan is intended to comply with all applicable conditions of Rule 16b-3 (and all subsequent revisions thereof) promulgated under the Exchange Act. To the extent any provision of the Plan or action by the Committee or the Board of Directors or Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. In addition, the Committee or the Board of Directors may amend the Plan from time to time as it deems necessary in order to meet the requirements of any amendments to Rule 16b-3 without the consent of the shareholders of the Company.

     EFFECTIVE  DATE  OF  PLAN.  The  effective  date of this Amendment shall be
     -------------------------
     August 27, 2004 (the Effective Date) upon shareholder approval. The Board of Directors shall, within one year of the Effective Date, submit the Amendment to the shareholders of the Company for approval. The Amendment shall be approved by at least a majority of shareholders voting in person or by proxy at a duly held shareholders' meeting, or if the provisions of the corporate charter, by-laws or applicable state law prescribes a greater degree of shareholder approval for this action, the approval by the holders of that percentage, at a duly held meeting of shareholders. No Incentive Option or Nonqualified Stock Option shall be granted pursuant to the Plan ten years after the Effective Date. In the event that the Amendment is not approved by the shareholders of the Company, the Amendment shall be deemed to be a non-qualified stock option plan.

2.   DEFINITIONS.  The  following  definitions  shall  apply  to  this  Plan:
     -----------

     (a) "Affiliate" means any parent corporation and any subsidiary corporation. The term "parent corporation" means any corporation
          (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the action or transaction, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain. The term "subsidiary corporation" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the action or transaction, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

     (b) Agreement" means, individually or collectively, any agreement entered into pursuant to the Plan pursuant to which Options are granted to a participant.

     (c) "Award" means each of the following granted under this Plan: Incentive Stock Options or Non-qualified Stock Options.

     (d)  "Board"  means  the  board  of  directors  of  the  Company.

     (e) "Cause" shall mean, for purposes of whether and when a participant has incurred a Termination of Employment for Cause: (i) any act or omission which permits the Company to terminate the written agreement or arrangement between the participant and the Company or a Subsidiary or Parent for Cause as defined in such agreement or arrangement; or
          (ii) in the event there is no such agreement or arrangement or the agreement or arrangement does not define the term "cause," then Cause shall mean an act or acts of dishonesty by the participant resulting or intending to result directly or indirectly in gain to or personal enrichment of the participant at the Company's expense and/or gross negligence or willful misconduct on the part of the participant.

     (f)  "Change  in  Control"  means,  for  purposes  of  this  Plan:

          i. there shall be consummated (i) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's common stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Company's common stock immediately prior to the merger have substantially the same proportionate ownership of common stock of the surviving corporation immediately after the merger; or (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company; or

          ii. the shareholders of the Company shall approve any plan or proposal for the liquidation or dissolution of the Company; or

          i.


                  Amendment to 1999 Stock Option Plan - Page 2

          (g) "Code" means the Internal Revenue Code of 1986, as amended, final Treasury Regulations thereunder and any subsequent Internal Revenue Code.

          (h) Committee means the Compensation Committee of the Board of Directors or such other committee designated by the Board of Directors. The Committee shall be comprised solely of at least two members who are both Disinterested Persons and Outside Directors.

          (i) "Common Stock" means the Common Stock, par value per share of the Company whether presently or hereafter issued, or such other class of shares or securities as to which the Plan may be applicable, pursuant to Section 11 herein.

          (j) "Company" means Ricks Cabaret International, Inc., a Texas Corporation and includes any successor or assignee company corporations into which the Company may be merged, changed or consolidated; any company for whose securities the securities of the Company shall be exchanged; and any assignee of or successor to substantially all of the assets of the Company.

          (k) "Continuous Service" means the absence of any interruption or termination of employment with or service to the Company or any Parent or Subsidiary of the Company that now exists or hereafter is organized or acquired by or acquires the Company. Continuous Service shall not be considered interrupted in the case of sick leave, military leave, or any other bona fide leave of absence of less than ninety (90) days (unless the participants right to reemployment is guaranteed by statute or by contract) or in the case of transfers between locations of the Company or between the Company, its Parent, its Subsidiaries or its successors

          (l) Date of Grant means the date on which the Committee grants an Option.

          (m) "Director" means any member of the Board of Directors of the Company or any Parent or subsidiary of the Company that now exists or hereafter is organized or acquired by or acquires the Company.

          (n) Non Employee Director means a Non Employee Director as that term is defined in Rule 16b-3 under the Exchange Act.

          (o) "Eligible Persons" shall mean, with respect to the Plan, those persons who, at the time that an Award is granted, are (i) officers, directors or employees of the Company or Affiliate or
               (ii)  consultants  or subcontractors of the Company or affiliate.

          (p) "Employee" means any person employed on an hourly or salaried basis by the Company or any Parent or Subsidiary of the Company that now exists or hereafter is organized or acquired by or acquires the Company.


                  Amendment to 1999 Stock Option Plan - Page 3

          (q) "Exchange Act" means the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

          (r) "Fair Market Value" means (i) if the Common Stock is not listed or admitted to trade on a national securities exchange and if bid and ask prices for the Common Stock are not furnished through NASDAQ or a similar organization, the value established by the Committee, in its sole discretion, for purposes of the Plan; (ii) if the Common Stock is listed or admitted to trade on a national securities exchange or a national market system, the closing price of the Common Stock, as published in the Wall Street
                                                                     -----------
               Journal, so listed or admitted to trade on such date or, if there
               -------
               is no trading of the Common Stock on such date, then the closing price of the Common Stock on the next preceding day on which there was trading in such shares; or (iii) if the Common Stock is not listed or admitted to trade on a national securities exchange or a national market system, the mean between the bid and ask price for the Common Stock on such date, as furnished by the National Association of Securities Dealers, Inc. through NASDAQ or a similar organization if NASDAQ is no longer reporting such information. If trading in the stock or a price quotation does not occur on the Date of Grant, the next preceding date on which the stock was traded or a price was quoted will determine the fair market value.

          (s) "Incentive Stock Option" means a stock option, granted pursuant to either this Plan or any other plan of the Company, that satisfies the requirements of Section 422 of the Code and that entitles the Optionee to purchase stock of the Company or in a corporation that at the time of grant of the option was a Parent or subsidiary of the Company or a predecessor company of any such company.

          (t) "Nonqualified Stock Option" means an Option to purchase Common Stock in the Company granted under the Plan other than an Incentive Stock Option within the meaning of Section 422 of the Code.

          (u)  "Option"  means  a  stock  option  granted  pursuant to the Plan.

          (v) "Option Period" means the period beginning on the Date of Grant and ending on the day prior to the tenth anniversary of the Date of Grant or such shorter termination date as set by the Committee.

          (w) "Optionee" means an Employee (or Director or subcontractor) who receives an Option.

          (x) "Parent" means any corporation which owns 50% or more of the voting securities of the Company.

          (y) Plan" means this Stock Option Plan as may be amended from time to time.


                  Amendment to 1999 Stock Option Plan - Page 4

          (z) Share" means the Common Stock, as adjusted in accordance with Paragraph 11 of the Plan.

          (aa) "Ten Percent Shareholder" means an individual who, at the time the Option is granted, owns Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Affiliate. An individual shall be considered as owning the Stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants; and Stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust, shall be considered as being owned proportionately by or for its shareholders, partners, or beneficiaries.

          (bb) Termination or Termination of Employment means the occurrence of any act or event whether pursuant to an employment agreement or otherwise that actually or effectively causes or results in the person's ceasing, for whatever reason, to be an officer or employee of the Company or of any Subsidiary or Parent including, without limitation, death, disability, dismissal, severance at the election of the participant, retirement, or severance as a result of the discontinuance, liquidation, sale or transfer by the Company or its Subsidiaries or Parent of all businesses owned or operated by the Company or its Subsidiaries. A Termination of Employment shall occur to an employee who is employed by a Subsidiary if the Subsidiary shall cease to be a Subsidiary and the participant shall not immediately thereafter become an employee of the Company or a Subsidiary.

          (cc) Subsidiary means any corporation 50% or more of the voting securities of which are owned directly or indirectly by the Company at any time during the existence of this Plan.

     In addition, certain other terms used in this Plan shall have the definitions given to them in the first place in which they are used.

3.   ADMINISTRATION.
     --------------

     (a) This Plan will be administered by the Committee. A majority of the full Committee constitutes a quorum for purposes of administering the Plan, and all determinations of the Committee shall be made by a majority of the members present at a meeting at which a quorum is present or by the unanimous written consent of the Committee.

     (b) If no Committee has been appointed, members of the Board may vote on any matters affecting the administration of the Plan or the grant of any Option pursuant to the Plan, except that no such member shall act on the granting of an Option to himself, but such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting of Options to him.


                  Amendment to 1999 Stock Option Plan - Page 5

     (c) Subject to the terms of this Plan, the Committee has the sole and exclusive power to:

          i.   select  the  participants  in  this  Plan;

          ii. establish the terms of the Options granted to each participant which may not be the same in each case;

          iii. determine the total number of options to grant to an Optionee, which may not be the same in each case;

          iv. fix the Option period for any Option granted which may not be the same in each case; and

          v. make all other determinations necessary or advisable under the Plan.

          vi. determine the minimum number of shares with respect to which Options may be exercised in part at any time.

          vii. The Committee has the sole and absolute discretion to determine whether the performance of an eligible Employee warrants an award under this Plan, and to determine the amount of the award.

          viii. The Committee has full and exclusive power to construe and interpret this Plan, to prescribe and rescind rules and regulations relating to this Plan, and take all actions necessary or advisable for the Plan's administration. Any such determination made by the Committee will be final and binding on all persons.

     (d) A member of the Committee will not be liable for performing any act or making any determination in good faith.

4.   SHARES  SUBJECT  TO  OPTION. Subject to the provisions of Paragraph 11 of
     ----------------------------
     the Plan, the maximum aggregate number of Shares that may be optioned and sold under the Plan shall be 1,000,000. Such shares may be authorized but unissued, or may be treasury shares. If an Option shall expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares that were subject to the Option shall, unless the Plan has then terminated, be available for other Options under the Plan.

     (a)  Eligible  Persons. Every Eligible Person, as the Committee in its sole
          -----------------
          discretion designates, is eligible to participate in this Plan. Directors who are not employees of the Company or any subsidiary or Parent shall only be eligible to receive Incentive Stock Options if and as permitted be applicable law and regulations. The Committee's award of an Option to a participant in any year does not require the Committee to award an Option to that participant in any other year. Furthermore, the Committee may award different Options to different participants. The Committee


                  Amendment to 1999 Stock Option Plan - Page 6 may consider such factors as it deems pertinent in selecting participants and in determining the amount of their Option, including, without limitation;

          (i)  the  financial  condition  of  the  Company  or its Subsidiaries;

          (ii) expected  profits  for  the  current  or  future  years;

          (iii) the contributions of a prospective participant to the profitability and success of the Company or its Subsidiaries; and

          (iv) the adequacy of the prospective participant's other compensation.

          Participants may include persons to whom stock, stock options, or other benefits previously were granted under this or another plan of the Company or any Subsidiary, whether or not the previously granted benefits have been fully exercised.

     (b)  No  Right  of  Employment. An Optionee's right, if any, to continue to
          -------------------------
          serve the Company and its Subsidiaries as an Employee will not be enlarged or otherwise affected by his designation as a participant under this Plan, and such designation will not in any way restrict the right of the Company or any Subsidiary, as the case may be, to terminate at any time the employment of any Employee.

5.   REQUIREMENTS OF OPTION GRANTS.  Each Option granted under this Plan shall
     -----------------------------
     satisfy  the  following  requirements.

     (a)  Written  Option.  An  Option shall be evidenced by a written Agreement
          ---------------
          specifying (i) the number of Shares that may be purchased by its exercise, (ii) the intent of the Committee as to whether the Option is be an Incentive Stock Option or a Non-qualified Stock Option, (iii) the Option period for any Option granted and (iv) such terms and conditions consistent with the Plan as the Committee shall determine, all of which may differ between various Optionees and various Agreements.

     (b)  Duration  of  Option.  Each  Option  may  be exercised only during the
          --------------------
          Option Period designated for the Option by the Committee. At the end of the Option Period the Option shall expire.

     (c)  Option  Exercisability. The Committee, on the grant of an Option, each
          ----------------------
          Option  shall  be  exercisable  only  in  accordance  with  its terms.

     (d)  Acceleration  of  Vesting.  Subject to the provisions of Section 5(b),
          -------------------------
          the Committee may, it its sole discretion, provide for the exercise of Options either as to an increased percentage of shares per year or as to all remaining shares. Such acceleration of vesting may be declared by the Committee at any time before the end of the Option Period, including, if applicable, after termination of the Optionee's Continuous


<PGE>
          Service by reason of death, disability, retirement or termination of employment.

     (e)  Option  Price.  Except as provided in Section 6(a) the Option price of
          -------------
          each Share subject to the Option shall equal the Fair Market Value of the Share on the Option's Date of Grant.

     (f)  Termination  of Employment Any Option which has not vested at the time
          --------------------------
          the Optionee ceases Continuous Service for any reason other than death, disability or retirement shall terminate upon the last day that the Optionee is employed by the Company. Incentive Stock Options must be exercised within three months of cessation of Continuous Service for reasons other death, disability or retirement in order to qualify for Incentive Stock Option tax treatment. Nonqualified Options may be exercised any time during the Option Period regardless of employment status.

     (g)  Death.  In  the  case  of  death  of  the  Optionee, the beneficiaries
          -----
          designated by the Optionee shall have one year from the Optionee's demise or to the end of the Option Period, whichever is earlier, to exercise the Option, provided, however, the Option may be exercised only for the number of Shares for which it could have been exercised at the time the Optionee died, subject to any adjustment under Sections 5(d) and 11.

     (h)  Retirement.  Any  Option which has not vested at the time the Optionee
          ----------
          ceases Continuous Service due to retirement shall terminate upon the last day that the Optionee is employed by the Company. Upon retirement Incentive Stock Options must be exercised within three months of cessation of Continuous Service in order to qualify for Incentive Stock Option tax treatment. Nonqualified Options may be exercised any time during the Option Period regardless of employment status.

     (i)  Disability.  In  the event of termination of Continuous Service due to
          ----------
          total and permanent disability (within the meaning of Section 422 of the Code), the Option shall lapse at the earlier of the end of the Option Period or twelve months after the date of such termination, provided, however, the Option can be exercised at the time the Optionee became disabled, subject to any adjustment under Sections 5(d) and 11.


                  Amendment to 1999 Stock Option Plan - Page 7

6.   INCENTIVE STOCK OPTIONS.  Any Options intended to qualify as an Incentive
     -----------------------
     Stock Option shall satisfy the following requirements in addition to the other requirements of the Plan:

     (a)  Ten  Percent  Shareholders.  An  Option  intended  to  qualify  as  an
          --------------------------
          Incentive Stock Option granted to an individual who, on the Date of Grant, owns stock possessing more than ten (10) percent of the total combined voting power of all classes of stock of either the Company or any Parent or Subsidiary, shall be granted at a price of 110 percent of Fair Market Value on the Date of Grant and shall be exercised only during the five-year period immediately following the Date of Grant. In calculating stock ownership of any person, the attribution rules of
          Section  425(d)  of  the  Code will


                  Amendment to 1999 Stock Option Plan - Page 8 apply. Furthermore, in calculating stock ownership, any stock that the individual may purchase under outstanding options will not be considered.

     (b)  Limitation  on  Incentive  Stock  Options.  The  aggregate Fair Market
          -----------------------------------------
          Value, determined on the date of Grant, of stock in the Company exercisable for the first time by any Optionee during any calendar year, under the Plan and all other plans of the Company or its Parent or Subsidiaries (within the meaning of Subsection (d) of Section 422 of the Code) in any calendar year shall not exceed $100,000.00.

     (c)  Exercise  of  Incentive  Stock  Options.  No disposition of the shares
          ---------------------------------------
          underlying an Incentive Stock Option may be made within two years from the Date of Grant nor within one year after the exercise of such incentive Stock Option.

     (d)  Approval  of  Amendment. No Option shall qualify as an Incentive Stock
          -----------------------
          Option unless this Amendment is approved by the shareholders within one year of the Plans adoption by the Board.

7.   NONQUALIFIED  AND  INCENTIVE  STOCK  OPTIONS.  Any Option not intended to
     --------------------------------------------
     qualify as an Incentive Stock Option shall be a Nonqualified Stock Option. Nonqualified Stock Options shall satisfy each of the requirements of
     Section 5 of the Plan. An Option intended to qualify as an Incentive Stock Option, but which does not meet all the requirements of an Incentive Stock Option shall be treated as a Nonqualified Stock Option.

8.   METHOD OF EXERCISE.  An  Option  granted  under this Plan shall be deemed
     ------------------
     exercised when the person entitled to exercise the Option (i) delivers written notice to the President of the Company of the decision to exercise,
     (ii) concurrently tenders to the Company full payment for the Shares to be purchased pursuant to the exercise, and (iii) complies with such other reasonable requirements as the Committee establishes pursuant to Section 3 of the Plan. During the lifetime of the Employee to whom an Option is granted, such Option may be exercised only by him. Payment for Shares with respect to which an Option is exercised may be in cash, or by certified check, or wholly or partially in the form of Common Stock of the Company having a fair market value equal to the Option Price. No person will have the rights of a shareholder with respect to Shares subject to an Option granted under this Plan until a certificate or certificates for the Shares have been delivered to him.

     An Option granted under this Plan may be exercised in increments of not less than 10% of the full number of Shares as to which it can be exercised. A partial exercise of an Option will not affect the holder's right to exercise the Option from time to time in accordance with this Plan as to the remaining Shares subject to the Option.

9.   TAXES.  COMPLIANCE  WITH LAW: APPROVAL OF REGULATORY BODIES. The Company,
     ----------------------------------------- -----------------
     if necessary or desirable, may pay or withhold the amount of any tax attributable to any Shares deliverable or amounts payable under this Plan, and the Company may defer making delivery or payment until it is indemnified to its satisfaction for the tax. Options are exercisable, and


                  Amendment to 1999 Stock Option Plan - Page 9

     Shares can be delivered and payments made under this Plan, only in compliance with all applicable federal and state laws and regulations, including, without limitation, state and federal securities laws, and the rules of all stock exchanges on which the Company's stock is listed at any time. An Option is exercisable only if either (i) a registration statement pertaining to the Shares to be issued upon exercise of the Option has been flied with and declared effective by the Securities and Exchange Commission and remains effective on the date of exercise, or (ii) an exemption from the registration requirements of applicable securities laws is available. This plan does not require the Company, however, to file such registration statement or to assure the availability of such exemptions. Any certificate issued to evidence Shares issued under the Plan may bear such legends and statements, and shall be subject to such transfer restrictions, as the Committee deems advisable to assure compliance with federal and state laws and regulations and with the requirements of this Section 9 of the Plan. No Option may be exercised, and no Shares may be issued under this Plan, until the Company has obtained the consent or approval of every regulatory body, federal or state, having jurisdiction over such matter as the Committee deems advisable.

     Each Person who acquires the right to exercise an Option by bequest or inheritance may be required by the Committee to furnish reasonable evidence of ownership of the Option as a condition to his exercise of the Option. In addition, the Committee may require such consents and release of taxing authorities as the Committee deems advisable.

10.   ASSIGNABILITY.  An  Option  granted  under this Plan is not transferable
      -------------
     except by will or the laws of descent and distribution. The Option may be exercised only by the Optionee during the life of the Optionee. More particularly, but without limitation of the foregoing, the Option may be not be assigned or transferred except as provided above and shall not be assignable by operation of law and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer or distribution contrary to the provisions hereof shall be null and void and without effect.

11.  ADJUSTMENT  UPON  CHANGE  OF  SHARES.  If  a  reorganization,  merger,
      ------------------------------------
     consolidation, reclassification, recapitalization, combination or exchange of shares, stock split, stock dividend, rights offering, or other expansion or contraction of the Common Stock of the Company occurs, the number and class of Shares for which Options are authorized to be granted under this Plan, the number and class of Shares then subject to Options previously granted under this Plan, and the price per Share payable upon exercise of each Option outstanding under this Plan shall be equitably adjusted by the Committee to reflect such changes. To the extent deemed equitable and appropriate by the Committee or the Board, subject to any required action by shareholders, in any merger, consolidation, reorganization, liquidation or dissolution, any Option granted under the Plan shall pertain to the securities and other property to which a holder of the number of Shares of stock covered by the Option would have been entitled to receive in connection with such event.

12.  ACCELERATIONS  OF  OPTIONS  UPON CHANGE IN CONTROL.  In the event that a
     --------------------------------------------------
     Change of Control has occurred with respect to the Company, any and all Options will become fully vested and


                  Amendment to 1999 Stock Option Plan - Page 10 immediately exercisable with such acceleration to occur without the requirement of any further act by either the Company or the participant, subject to Section 9 hereof.

13.  LIABILITY  OF  THE  COMPANY.  The Company, its Parent and any Subsidiary
     ---------------------------
     that is in existence or hereafter comes into existence shall not be liable to any person for any tax consequences expected but not realized by an Optionee or other person due to the exercise of an Option.

14.  EXPENSES  OF  PLAN. The Company shall bear the expenses of administering
     ------------------
     the  Plan.

15.  DURATION  OF PLAN. Options may be granted under this Plan only within 10
     -----------------
     years  from  the  original  effective  date  of  the  Plan.

16.  AMENDMENT, SUSPENSION OR TERMINATION OF PLAN.  The Board of Directors of
     --------------------------------------------
     the Company may amend, terminate or suspend this Plan at any time, in its sole and absolute discretion; provided, however, that to the extent required to qualify this Plan under Rule 16b-3 promulgated under Section 16 of the Exchange Act, no amendment that would (a) materially increase the number of shares of Stock that may be issued under this Plan, (b) materially modify the requirements as to eligibility for participation in this Plan, or (c) otherwise materially increase the benefits accruing to participants under this Plan, shall be made without the approval of the Company's shareholders; provided further, however, that to the extent required to maintain the status of any Incentive Option under the Code, no amendment that would (a) change the aggregate number of shares of Stock which may be issued under Incentive Options, (b) change the class of employees eligible to receive Incentive Options, or (c) decrease the Option price for Incentive Options below the Fair Market Value of the Stock at the time it is granted, shall be made without the approval of the Company's shareholders. Subject to the preceding sentence, the Board of Directors shall have the power to make any changes in the Plan and in the regulations and administrative provisions under it or in any outstanding Incentive Option as in the opinion of counsel for the Company may be necessary or appropriate from time to time to enable any Incentive Option granted under this Plan to continue to qualify as an incentive stock option or such other stock option as may be defined under the Code so as to receive preferential federal income tax treatment. Notwithstanding the foregoing, no amendment, suspension or termination of the Plan shall act to impair or extinguish rights in Options already granted at the date of such amendment, suspension or termination.

17.  FORFEITURE.  Notwithstanding  any  other provisions of this Plan, if the
     ----------
     Committee finds by a majority vote after full consideration of the facts that an Eligible Person, before or after termination of his employment with the Company or an Affiliate for any reason (a) committed or engaged in fraud, embezzlement, theft, commission of a felony, or proven dishonesty in the course of his employment by the Company or an Affiliate, which conduct damaged the Company or Affiliate, or disclosed trade secrets of the Company or an Affiliate, or (b) participated, engaged in or had a material, financial or other interest, whether as an employee, officer, director, consultant, contractor, shareholder, owner, or otherwise, in any commercial endeavor anywhere which is competitive with the business of the Company or an


                  Amendment to 1999 Stock Option Plan - Page 11

     Affiliate without the written consent of the Company or Affiliate, the Eligible Person shall forfeit all outstanding Options, including all exercised Options and other situations pursuant to which the Company has not yet delivered a stock certificate. Clause (b) shall not be deemed to have been violated solely by reason of the Eligible Persons ownership of stock or securities of any publicly owned corporation, if that ownership does not result in effective control of the corporation.

     The decision of the Committee as to the cause of an Employee's discharge, the damage done to the Company or an Affiliate, and the extent of an Eligible Persons competitive activity shall be final. No decision of the Committee, however, shall affect the finality of the discharge of the Employee by the Company or an Affiliate in any manner.

18.  INDEMNIFICATION  OF  THE  COMMITTEE  AND  THE  BOARD  OF DIRECTORS. With
     ------------------------------------------------------------------
     respect to administration of this Plan, the Company shall indemnify each present and future member of the Committee and the Board of Directors against, and each member of the Committee and the Board of Directors shall be entitled without further act on his part to indemnity from the Company for, all expenses (including attorney's fees, the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit, or proceeding in which he may be involved by reason of his being or having been a member of the Committee and/or the Board of Directors, whether or not he continues to be a member of the Committee and/or the Board of Directors at the time of incurring the expenses, including, without limitation, matters as to which he shall be finally adjudged in any action, suit or proceeding to have been found to have been negligent in the performance of his duty as a member of the Committee or the Board of Directors. However, this indemnity shall not include any expenses incurred by any member of the Committee and/or the Board of Directors in respect of matters as to which he shall be finally adjudged in any action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as a member of the Committee and the Board of Directors. In addition, no right of indemnification under this Plan shall be available to or enforceable by any member of the Committee and the Board of Directors unless, within 60 days after institution of any action, suit or proceeding, he shall have offered the Company the opportunity to handle and defend same at its own expense. The failure to notify the Company within 60 days shall only affect a Director or committee members right to indemnification if said failure to notify results in an impairment of the Companys rights or is detrimental to the Company. This right of indemnification shall inure to the benefit of the heirs, executors or administrators of each member of the Committee and the Board of Directors and shall be in addition to all other rights to which a member of the Committee and the Board of Directors may be entitled as a matter of law, contract, or otherwise.

19.  GENDER.  If  the context requires, words of one gender when used in this
     ------
     Plan shall include the others and words used in the singular or plural shall include the other.


                  Amendment to 1999 Stock Option Plan - Page 12

20.  HEADINGS.  Headings  of  Articles  and  Sections  are  included  for
     --------
     convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms of the Plan.

21.  OTHER  COMPENSATION  PLANS.  The adoption of this Plan or any Amendments
     --------------------------
     shall not affect any other stock option, incentive or other compensation or benefit plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees of the Company or any Affiliate.

22.  OTHER  OPTIONS  OR  AWARDS.  The  grant of an Option or Awards shall not
     --------------------------
     confer upon the Eligible Person the right to receive any future or other Options or Awards under this Plan, whether or not Options or Awards may be granted to similarly situated Eligible Persons, or the right to receive future Options or Awards upon the same terms or conditions as previously granted.

23  GOVERNING  LAW.  The  provisions  of  this  Plan  shall  be  construed,
    ---------------
     administered,  and  governed  under  the  laws  of  the  State  of  Texas.


                  Amendment to 1999 Stock Option Plan - Page 13
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